UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 24, 2014

VOXX INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-28839 (Commission File Number)
13-1964841 (IRS Employer Identification No.)
180 Marcus Blvd., Hauppauge, New York (Address of principal executive offices)	11788 (Zip Code)

Registrant's telephone number, including area code (631) 231-7750

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of file following provisions:
[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))

Item 5.07    Submission of Matters to a Vote of Security Holders.

On July 24, 2014, the following matters were voted upon and approved by VOXX International Corporation's (the “Company”) shareholders at the Company's Annual Meeting of Shareholders.

(1)	The election of eight members to the Board of Directors; and,

(2)	Approval of the Company's 2014 Omnibus Equity Incentive Plan; and,

(3)	Approval, by non-binding advisory vote, of the compensation paid to the Company's named executives; and,

(4)	The ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending February 28, 2015.

1.    Election of Directors

Director's Name	Votes For	Votes Withheld	Broker Non-Votes

Class A Directors:

Paul C. Kreuch, Jr.	15,114,672	1,890,560	3,412,395
Peter A. Lesser	13,924,595	3,080,637	3,412,395
Stan Glasgow	15,664,843	1,340,389	3,412,395

Class A and B Directors:

John J. Shalam	32,702,212	6,912,560	3,412,395
Patrick M. Lavelle	33,028,000	6,586,772	3,412,395
Charles M. Stoehr	31,150,903	8,463,869	3,412,395
Ari M. Shalam	32,655,845	6,958,927	3,412,395
Fred S. Klipsch	32,580,985	7,033,787	3,412,395

2.	Approval of the Company's 2014 Omnibus Equity Incentive Plan:

Votes For	Votes Against	Votes Abstained

38,885,718	637,884	91,170

3.	Approval, by non-binding advisory vote, of the compensation paid to the Company's named executives:

Votes For	Votes Against	Votes Abstained

32,902,286	6,261,134	451,352

4.	Ratification of the Appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending February 28, 2015:

Votes For	Votes Against	Votes Abstained

42,519,968	374,018	133,181

Item 7.01    Regulation FD Disclosure

On July 24, 2014, during the Company’s Annual Meeting of Shareholders, John J. Shalam, the Company’s Chairman of the Board, made remarks to the Company’s shareholders and invited guests. The transcript of Mr. Shalam’s remarks is attached to this Form 8-K as Exhibit 99.1.

Item 8.01    Other Events.

On July 24, 2014, the Board of Directors of the Company unanimously approved, at the recommendation of the Audit Committee of the Board, a revised Charter of the Audit Committee of the Board, a copy of which is attached to this Form 8-K as Exhibit 99.2. A copy of the revised charter is also available in the Investor Relations section of the Company’s website at www.voxxintl.com.

The information furnished under Items 7.01 and 8.01, including Exhibits 99.1 and 99.2, shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Chairman’s Remark at Shareholders Meeting (filed herewith).
99.2	VOXX International Corporation Audit Committee Charter (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VOXX International Corporation (Registrant)

Date: July 25, 2014
BY: /s/ Charles M. Stoehr
Charles M. Stoehr
Senior Vice President and
Chief Financial Officer